                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                        CHASE MANHATTAN AUTO TRUST 1998-C
                        ---------------------------------
                                    (Issuer)


          Delaware                      333-36939                22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


        802 Delaware Avenue, Wilmington,                   Delaware 19801
    ----------------------------------------               --------------
    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5. Other Events:

     Chase Manhattan Auto Owner Trust 1998-C is the issuer of four classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

     On November 15, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly Statement to Certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits    Description
            --------    -----------

            20.1 Monthly Statement to Certificateholder with respect to the November 15, 1999 distribution.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 30, 1999

                                              By: THE CHASE MANHATTAN BANK,
                                              USA, NATIONAL ASSOCIATION
                                              as Servicer


                                              By:  /s/ Patricia Garvey
                                              -------------------------------
                                              Name:  Patricia Garvey
                                              Title: Vice President

                              INDEX TO EXHIBITS
                              -----------------

Exhibit No.                   Description
-----------                   -----------
20.1                          Statement to Certificateholders dated 11/15/1999
                              delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1998.

                     Chase Manhattan Auto Owner Trust 1998-C
                         Statement to Certificateholders
                                November 15, 1999


---------------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL            PRIOR                                                                              CURRENT
                 FACE            PRINCIPAL                                                     REALIZED  DEFERRED    PRINCIPAL
  CLASS          VALUE            BALANCE         PRINCIPAL      INTEREST          TOTAL        LOSSES   INTEREST     BALANCE
---------------------------------------------------------------------------------------------------------------------------------
   A1       258,000,000.00              0.00             0.00          0.00             0.00     0.00      0.00              0.00
   A2       195,000,000.00              0.00             0.00          0.00             0.00     0.00      0.00              0.00
   A3       325,000,000.00    313,238,659.05    22,236,963.85  1,513,986.85    23,750,950.70     0.00      0.00    291,001,695.20
   A4       283,900,000.00    283,900,000.00             0.00  1,384,012.50     1,384,012.50     0.00      0.00    283,900,000.00
   B1        32,889,211.45     26,494,530.81       687,741.15    132,472.65       820,213.80     0.00      0.00     25,806,789.66
---------------------------------------------------------------------------------------------------------------------------------
 TOTALS   1,094,789,211.45    623,633,189.86    22,924,705.00  3,030,472.00    25,955,177.00     0.00      0.00    600,708,484.86
---------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------     ---------------------
                      FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                              PASS-THROUGH RATES
-------------------------------------------------------------------------------------------     ---------------------
                PRIOR                                                            CURRENT                     CURRENT
              PRINCIPAL                                                         PRINCIPAL        CLASS     PASS-THRU
  CLASS         FACTOR         PRINCIPAL       INTEREST         TOTAL            FACTOR                      RATE
-------------------------------------------------------------------------------------------     ---------------------
   A1          0.00000000      0.00000000     0.00000000      0.00000000         0.00000000       A1       5.588000 %
   A2          0.00000000      0.00000000     0.00000000      0.00000000         0.00000000       A2       5.747000 %
   A3        963.81125862     68.42142723     4.65842108     73.07984831       895.38983138       A3       5.800000 %
   A4      1,000.00000000      0.00000000     4.87500000      4.87500000     1,000.00000000       A4       5.850000 %
   B1        805.56904960     20.91084339     4.02784512     24.93868852       784.65820621       B1       6.000000 %
-------------------------------------------------------------------------------------------     ---------------------
 TOTALS      569.63768307     20.93983459     2.76808720     23.70792179       548.69784848
-------------------------------------------------------------------------------------------


           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Mark McDermott
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-7016
                         Email: mark.mcdermott@chase.com

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1998-C
                                November 15, 1999

                         STATEMENT TO CERTIFICATEHOLDERS

                                              Due Period                                      17

                                              Due Period Beginning Date                 10/01/99

                                              Due Period End Date                       10/31/99

                                              Determination Date                        11/10/99


 Section 5.8(iii)         Servicing Fee                                               519,694.32

 Section 5.8(iii)         Servicing Fee per $1000                                     0.47469806


 Section 5.8(iv)          Administration Fee                                            1,000.00

 Section 5.8(iv)          Administration Fee per $1000                                0.00091342


 Section 5.8(vi)          Pool Balance at the end of the Collection Period        600,708,484.86

 Section 5.8(vii)         Repurchase Amounts for Repurchased Receivable

                          By Seller                                                         0.00

                          By Servicer                                                  70,368.65

                          TOTAL                                                        70,368.65


 Section 5.8(viii)        Realized Net Losses for Collection Period                    34,918.47


 Section 5.8(ix)          Reserve Account Balance after Disbursement               18,021,254.55


 Section 5.8(x)           Specified Reserve Account Balance                        18,021,254.55


 Section 5.8(xi)          Total Distribution Amount                                27,410,379.18

                          Servicing Fee                                               519,694.32

                          Administration Fee                                            1,000.00

                          Noteholders Distribution Amount                          25,134,963.20

                          Certficateholders Distribution Amount                       820,213.80

                          Deposit to Reserve Account                                  934,507.86




 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION